AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT is entered into as of 1st February 2010 (the "Amendment Agreement") and is supplemental to the ISDA Master Agreement and Schedule dated as of 9 January 2008, as amended from time to time (the "Master Agreement") between Hermes Investment Management Limited (the "Investment Manager") acting as agent for each of the Principals, severally and not jointly, listed in Annex A ("Party A") and HSBC Bank plc ("Party B").

WHEREAS

Party B and the Investment Manager wish to amend the Master Agreement in order to add additional Principals to Annex A.

NOW THEREFORE, in consideration of the mutual agreements contained in this Amendment Agreement, the parties agree as follows:

1. Amendments

1.1. All capitalized terms used in this Amendment Agreement without definition shall have the meanings given to such terms in the Master Agreement.

1.2. Annex A to the Master Agreement is hereby deleted and replaced with a **new Annex A** as set forth in Attachment I hereto.

2. Conditions Precedent

It is a condition precedent to the effectiveness of this Amendment Agreement that, as of the date thereof, (i) all representations and warranties made under the Master Agreement are true and correct, and (ii) there exists no Event of Default or Potential Event of Default thereunder.

3. References

All references in the Master Agreement to "this Agreement" (or words or phrases of similar meaning) shall be deemed to be references to the Master Agreement as amended by this Amendment Agreement.

4. Miscellaneous

4.1. Except as specifically amended hereby, the Master Agreement shall continue in full force and effect in accordance with the provisions hereof and nothing herein contained shall be construed as a waiver or modification of the existing rights under the Master Agreement, except as such rights are expressly modified hereby; and

4.2. **Entire Agreement.** This Amendment Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof. The Amendment Agreement shall be governed by and construed in accordance with the laws of England, and may be executed in counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

4.3. **Counterparts.** This Amendment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

Hermes Investment Management Limited in its capacity as agent for and on behalf of EACH OF THE PRINCIPALS listed in Annex A

By: ______________________

Authorised Signatory:

Title: DIRECTOR

Date: 2-3-10

HSBC Bank plc

By: ______________________

Authorised Signatory:

Title: DON G. PEARCE

Date:

AUTHORISED SIGNATORY

- 3 MAR 2010

ATTACHMENT I

NEW ANNEX A TO THE MASTER AGREEMENT

1. BT Pension Scheme Trustees Limited as Trustees of the BT Pension Scheme
2. Royal Mail Pensions Trustees Limited as Trustees of the Royal Mail Pension Plan
3. Hermes Pension Trustees Limited as trustees of the Hermes Group Pension Scheme
4. Hermes European Focus Fund I
5. Hermes European Focus Fund II
6. Hermes European Focus Fund III
7. Hermes Investment Funds public limited company – Hermes UK Small and Mid Cap Companies Fund
8. Hermes Investment Funds public limited company – Hermes Quant Global Equity Fund
9. Hermes Investment Funds public limited company – Hermes Pan-European Small Cap Companies Fund
10. Hermes Investment Funds public limited company – Hermes Global Emerging Markets
11. Hermes Investment Funds public limited company – Hermes UK Smaller Companies Fund
12. Hermes Investment Funds public limited company – Hermes Global Equities Selection Fund
13. Hermes Investment Funds public limited company – Hermes Sourcecap European Alpha Fund
14. Hermes Investment Funds public limited company – Hermes Japan Small and Mid Cap Companies Fund
15. Hermes Investment Funds public limited company – Hermes Japan Equity Fund
16. Hermes Commodities Index Limited (fka HCIF Index Sub Fund Limited)
17. Hermes Commodities Index PCC Limited in the name and on behalf of the USD Cell (the "Index Fund USD Cell")
18. Hermes Commodities Index PCC Limited in the name and on behalf of the EUR Cell (the "Index Fund EUR Cell")
19. Hermes Commodities Index PCC Limited in the name and on behalf of the JPY Cell (the "Index Fund JPY Cell")
20. Hermes Commodities Index Plus PCC Limited in the name and on behalf of the GBP Cell (the "Index Plus Fund GBP Cell")
21. Hermes Commodities Index Plus PCC Limited in the name and on behalf of the USD Cell (the "Index Plus Fund USD Cell")
22. Hermes Commodities Index Plus PCC Limited in the name and on behalf of the EUR Cell (the "Index Plus Fund EUR Cell")
23. Hermes Commodities Index Plus PCC Limited in the name and on behalf of the JPY Cell (the "Index Plus Fund JPY Cell")
24. Hermes Commodities Alpha PCC Limited in the name and on behalf of the GBP Cell (the "Alpha Fund GBP Cell")

25. Hermes Commodities Alpha PCC Limited in the name and on behalf of the USD Cell (the "Alpha Fund USD Cell")

26. Hermes Commodities Alpha PCC Limited in the name and on behalf of the EUR Cell (the "Alpha Fund EUR Cell")

Hermes Commodities Alpha PCC Limited in the name and on behalf of the JPY Cell (the "Alpha Fund JPY Cell", together with the Index Fund USD Cell, the Index Fund EUR Cell, the Index Fund JPY Cell, the Index Plus Fund GBP Cell, the Index Plus Fund USD Cell, the Index Plus Fund EUR Cell, the Index Plus Fund JPY Cell, the Alpha Fund GBP Cell, the Alpha Fund USD Cell and the Alpha Fund EUR Cell, the "Cells" and each a "Cell")(Each Cell together with Hermes Commodities Index Limited a "Commodities Principal"